Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data
Non-performing assets

	June 30,	December 31,
	2009	2008
	(dollars in thousands)
Non-accrual loans	$119,580	$122,639
Loans 90 days or more past due and still accruing interest	5,700	2,626

Total non-performing loans	125,280	125,265
Other real estate	29,760	19,998

Total non-performing assets	$155,040	$145,263

As a percent of Portfolio Loans
Non-performing loans	5.13%	5.09%
Allowance for loan losses	2.67	2.35
Non-performing assets to total assets	5.21	4.91
Allowance for loan losses as a percent of non-performing loans	52	46
Allowance for loan losses

	Six months ended
	June 30,
	2009		2008
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(in thousands)
Balance at beginning of period	$57,900	$2,144	$45,294	$1,936
Additions (deduction)
Provision charged to operating expense	58,798	(152)	23,875	(207)
Recoveries credited to allowance	1,494		1,099
Loans charged against the allowance	(52,921)		(19,164)

Balance at end of period	$65,271	$1,992	$51,104	$1,729

Net loans charged against the allowance to average Portfolio Loans (annualized)	4.23%		1.43%

Alternative Sources of Funds

	June 30,			December 31,
	2009			2008
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(dollars in thousands)
Brokered CDs	$480,173	2.0 years	2.67%	$182,283	1.1 years	3.63%
Fixed rate FHLB advances	210,616	1.5 years	1.90	314,214	2.3 years	3.49
Securities sold under agreements to Repurchase	35,000	1.4 years	4.42	35,000	1.9 years	4.42
FRB — Discount borrowing	8,200	.2 years	0.50	189,500	.1 years	0.54
Federal funds purchased				750	1 day	0.25

Total	$733,989	1.8 years	2.51%	$721,747	1.4 years	2.80%

Capitalization

	June 30,	December 31,
	2009	2008
	(in thousands)
Subordinated debentures	$92,888	$92,888
Amount not qualifying as regulatory capital	(2,788)	(2,788)

Amount qualifying as regulatory capital	90,100	90,100

Shareholders’ Equity
Preferred stock, Series A, no par value	68,806	68,456
Common stock, par value $1.00 per share	23,824	22,791
Capital surplus	201,192	200,687
Retained earnings (accumulated deficit)	(100,238)	(73,849)
Accumulated other comprehensive loss	(18,348)	(23,208)

Total shareholders’ equity	175,236	194,877

Total capitalization	$265,336	$284,977

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2009	2009	2008	2009	2008
	(in thousands)
Service charges on deposit accounts	$6,321	$5,507	$6,164	$11,828	$11,811
Net gains (losses) on assets
Mortgage loans	3,262	3,281	1,141	6,543	3,008
Securities	4,230	(581)	837	3,649	(1,326)
VISA check card interchange income	1,500	1,415	1,495	2,915	2,866
Mortgage loan servicing	2,349	(842)	1,528	1,507	1,205
Mutual fund and annuity commissions	539	453	644	992	1,068
Bank owned life insurance	355	401	484	756	962
Title insurance fees	732	609	384	1,341	801
Other	1,723	1,335	1,460	3,058	3,234

Total non-interest income	$21,011	$11,578	$14,137	$32,589	$23,629

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2009	2009	2008	2009	2008
	(in thousands)
Mortgage loans originated	$196,927	$154,608	$111,316	$351,535	$229,558
Mortgage loans sold	158,173	142,636	80,238	300,809	164,687
Mortgage loans sold with servicing rights released	9,174	5,429	11,660	14,603	19,542
Net gains on the sale of mortgage loans	3,262	3,281	1,141	6,543	3,008
Net gains as a percent of mortgage loans sold (“Loan Sale Margin”)	2.06%	2.30%	1.42%	2.18%	1.83%
SFAS #133/#159 and SAB #109 adjustments included in the Loan Sale Margin	0.04	0.65	(0.25)	0.33	0.38
Capitalized Real Estate Mortgage Loan Servicing Rights

	Three months ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008
	(in thousands)
Balance at beginning of period	$11,589	$15,297	$11,966	$15,780
Originated servicing rights capitalized	1,624	754	3,123	1,632
Amortization	(1,640)	(496)	(2,819)	(1,132)
(Increase)/decrease in impairment reserve	2,965	996	2,268	271

Balance at end of period	$14,538	$16,551	$14,538	$16,551

Impairment reserve at end of period	$2,383	$48	$2,383	$48

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2009	2009	2008	2009	2008
	(in thousands)
Salaries	$9,815	$9,669	$9,727	$19,484	$19,883
Performance-based compensation and benefits	747	329	1,443	1,076	2,747
Other benefits	2,766	2,579	2,638	5,345	5,362

Compensation and employee benefits	13,328	12,577	13,808	25,905	27,992
Loan and collection	3,227	4,038	2,031	7,265	3,887
Occupancy, net	2,560	3,048	2,813	5,608	5,927
Data processing	2,010	2,096	1,712	4,106	3,437
Deposit insurance	2,755	1,186	418	3,941	1,251
Furniture, fixtures and equipment	1,848	1,849	1,825	3,697	3,642
Loss on other real estate and repossessed assets	1,939	1,261	1,560	3,200	1,666
Credit card and bank service fees	1,668	1,464	1,174	3,132	2,220
Advertising	1,421	1,442	1,168	2,863	2,268
Communications	1,107	1,045	1,021	2,152	2,036
Legal and professional	705	641	463	1,346	881
Amortization of intangible assets	474	501	761	975	1,554
Supplies	457	469	472	926	1,015
Other	1,343	1,774	1,965	3,117	3,666

Total non-interest expense	$34,842	$33,391	$31,191	$68,233	$61,442

Average Balances and Tax Equivalent Rates

	Three Months Ended
	June 30,
	2009			2008
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,513,367	$45,157	7.20%	$2,578,668	$46,618	7.26%
Tax-exempt loans (2)	7,069	104	5.90	11,316	203	7.22
Taxable securities	118,116	1,705	5.79	153,895	2,176	5.69
Tax-exempt securities (2)	88,601	1,536	6.95	189,313	3,346	7.11
Other investments	28,011	239	3.42	27,633	362	5.27

Interest Earning Assets	2,755,164	48,741	7.09	2,960,825	52,705	7.15

Cash and due from banks	74,659			50,637
Other assets, net	165,715			228,550

Total Assets	$2,995,538			$3,240,012

Liabilities
Savings and NOW	$974,994	1,493	0.61	$993,186	2,454	0.99
Time deposits	979,506	7,318	3.00	872,385	8,737	4.03
Other borrowings	448,714	3,814	3.41	746,983	6,975	3.76

Interest Bearing Liabilities	2,403,214	12,625	2.11	2,612,554	18,166	2.80

Demand deposits	320,920			297,151
Other liabilities	93,861			89,299
Shareholders’ equity	177,543			241,008

Total liabilities and shareholders’ equity	$2,995,538			$3,240,012

Tax Equivalent Net Interest Income		$36,116			$34,539

Tax Equivalent Net Interest Income as a Percent of Earning Assets			5.25%			4.68%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

	Six Months Ended
	June 30,
	2009			2008
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(dollars in thousands)
Assets (1)
Taxable loans	$2,504,582	$89,457	7.19%	$2,571,593	$94,631	7.39%
Tax-exempt loans (2)	8,490	259	6.15	10,472	377	7.24
Taxable securities	116,478	3,438	5.95	158,032	4,480	5.70
Tax-exempt securities (2)	95,795	3,286	6.92	197,102	6,932	7.07
Other investments	28,641	563	3.96	26,077	719	5.54

Interest Earning Assets	2,753,986	97,003	7.09	2,963,276	107,139	7.26

Cash and due from banks	67,935			51,549
Other assets, net	162,086			227,250

Total Assets	$2,984,007			$3,242,075

Liabilities
Savings and NOW	$960,032	3,074	0.65	$995,808	6,019	1.22
Time deposits	917,609	14,285	3.14	985,865	21,384	4.36
Long-term debt				497	12	4.86
Other borrowings	523,630	8,484	3.27	638,211	13,400	4.22

Interest Bearing Liabilities	2,401,271	25,843	2.17	2,620,381	40,815	3.13

Demand deposits	314,762			293,483
Other liabilities	81,267			86,306
Shareholders’ equity	186,707			241,905

Total liabilities and shareholders’ equity	$2,984,007			$3,242,075

Tax Equivalent Net Interest Income		$71,160			$66,324

Tax Equivalent Net Interest Income as a Percent of Earning Assets			5.20%			4.49%

(1)	All domestic

(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of June 30, 2009

	Total Commercial Loans
					Percent of
		Watch Credits			Loan
			Non-		Category in
Loan Category	All Loans	Performing	performing	Total	Watch Credit
	(dollars in thousands)
Land	$26,978	$5,032	$7,081	$12,113	44.9%
Land Development	39,395	8,369	16,799	25,168	63.9%
Construction	41,718	5,092	12,846	17,938	43.0%
Income Producing	389,872	64,717	19,135	83,852	21.5%
Owner Occupied	206,293	31,143	4,610	35,753	17.3%

Total Commercial Real Estate Loans (1)	$704,256	$114,353	$60,471	$174,824	24.8%

Other Commercial Loans(1)	$188,979	$28,184	2,482	$30,666	16.2%

Total non-performing commercial loans			$62,953

(1)	The total of these two categories is different than the June 30, 2009, Consolidated Statement of Financial Condition due primarily to loans in process.